Pursuant to Rule 497(e)
Registration No. 333-111662

AIG SERIES TRUST

2015 High Watermark Fund (the “Fund”)

Supplement dated December 2, 2009

to the Prospectuses dated February 27, 2009, as supplemented and amended to date

As a result of recent market conditions, the Board has determined that it is in the best interests of the Fund and its shareholders to voluntarily close the Fund to new investments. Accordingly, effective as of the close of business on February 12, 2010, the Fund will no longer accept orders to buy Fund shares from new investors or existing shareholders. The Fund will, however, continue to accept reinvestments of dividends and capital gains distributions from existing shareholders after February 12, 2010. The closing of the Fund does not restrict shareholders from selling shares of the Fund and shareholders may redeem their shares at any time, in accordance with the terms set forth in the Fund’s Prospectus. Shareholders should note, however, that while you are not restricted from selling your shares as a result of the closing of the Fund, if you redeem your shares prior to the Fund’s Protected Maturity Date, you will not be entitled to receive the Protected High Watermark Value on those shares. If you are considering redeeming your shares, you should read the Prospectus carefully before doing so and should also consult your financial advisor.

While the Fund is voluntarily closing to new investments at this time, an Early Closure Condition has not yet occurred and therefore the Fund has not irrevocably allocated its assets to fixed income investments. Thus, while the Fund’s equity exposure may remain at a low level or be eliminated altogether, including during periods of low interest rates which the Fund has been experiencing, the Fund retains the ability to potentially increase its equity exposure within the limits set forth in the Prospectus. The Manager may from time to time voluntarily waive a portion of its fees in order to prevent an Early Closure Condition from occurring, however, it is under no obligation to do so and may discontinue such voluntary waivers at any time. In the event the yield of the Fund’s fixed income portfolio is insufficient to cover the Fund’s operating expenses (including after taking into account any voluntary fee waivers by the Manager), the Fund will irrevocably allocate its assets to its fixed income portfolio and an Early Closure Condition will occur whereby the Fund will be required to close (or remained closed in the event it has already been voluntarily closed) to new investments.

The Board, in its sole discretion, may determine to reopen the Fund to new investments in the future unless an Early Closure Condition has occurred.

Capitalized terms used in this supplement shall, unless otherwise defined herein, have the same meaning as given in the Prospectus.

This Supplement should be retained with your Prospectus for future reference.

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